UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): March 2, 2015

THE BRINK’S COMPANY
(Exact name of registrant as specified in its charter)

Virginia	001-09148	54-1317776
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1801 Bayberry Court
P. O. Box 18100
Richmond, VA 23226-8100
(Address and zip code of
principal executive offices)

Registrant’s telephone number, including area code: (804) 289-9600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting materials pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events

On March 2, 2015, The Brink’s Company (the “Company”) filed a Form 12b-25 with the Securities and Exchange Commission (“SEC”) disclosing that it requires additional time to complete its Annual Report on Form 10-K for the year ended December 31, 2014 and further disclosing that it expects to file such report with the SEC within 15 calendar days of the prescribed due date.  As disclosed in the Form 12b-25, the Company needs additional time to complete documentation of its goodwill impairment analysis in light of changes to its reporting segments, effective December 2014.  The Company previously furnished its earnings press release (the “Press Release”) on February 5, 2015.  The Company currently anticipates that its financial statements to be included in its Form 10-K will report results of operations for the quarter and fiscal year ended December 31, 2014 materially consistent with the results of operations reported in the Press Release.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

THE BRINK’S COMPANY
(Registrant)

Date: March 2, 2015	By:	/s/ Joseph W. Dziedzic
Joseph W. Dziedzic Executive Vice President and Chief Financial Officer